Exhibit 10.7

CONVERTIBLE PROMISSORY NOTE

$78,000

FOR VALUE RECEIVED, XsunX, Inc., a Colorado corporation, (the “Borrower”) with approximately 283,240,747 shares of common stock issued and outstanding, promises to pay to __________________, a Nevada corporation, or its assignees (the “Lender”) the Principal Sum along with the Interest and any other fees according to the terms herein (this “Note”). This Note shall become effective on November 7, 2012 (the “Effective Date”).

The Principal Sum is Seventy Eight Thousand Dollars ($78,000) plus accrued and unpaid interest. The Consideration is Seventy Eight Thousand Dollars ($78,000) payable by wire. The Lender shall pay Twenty Five Thousand Hundred Dollars ($25,000) of the Consideration upon execution of this Note. The Lender may pay additional Consideration to the Borrower in such amounts and at such dates as the Lender may choose in its sole discretion. The Principal Sum due to the Lender shall be prorated based on the Consideration actually paid by the Lender such that the Borrower is only required to repay the amount funded and the Borrower is not required to repay any unfunded portion of this Note, nor shall any interest or other rights or remedies granted herein extend to any unfunded portion of this Note.

1. Maturity Date. The Maturity Date is one (1) year from the Effective Date of each payment (the “Maturity Date”) and is the date upon which the Principal Sum of this Note, as well as any unpaid interest shall be due and payable.

2. Interest. This Note shall bear interest at the rate of Ten Percent (10%) per year.

3. Conversion. The Lender has the right, at any time after the Effective Date, at its election, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest (and any other fees) into shares of fully paid and non-assessable shares of common stock of the Borrower. The conversion price shall be the lesser of $0.0125 per share or Fifty Percent 50% of the lowest trade price in the 25 previous trading days (the “Conversion Price”). The conversion formula shall be as follows: Number of shares receivable upon conversion equals the dollar conversion amount divided by the Conversion Price. Conversion Notices may be delivered to Borrower by method of the Lender’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery), and all conversions shall be cashless and not require further payment from the Lender. If no objection is delivered from the Borrower to the Lender, with respect to any variable or calculation of the conversion notice within 24 hours of delivery of the conversion notice, the Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such notice of conversion and waived any objection thereto. The Borrower shall deliver the shares from any conversion to the Lender (in any name directed by the Lender) within three (3) business days of conversion notice delivery. The Conversion Price shall be subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events.

4. Conversion Delays. If Borrower fails to deliver shares in accordance with the timeframe stated in Section 3, the Lender, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Principal Sum with the rescinded conversion shares returned to the Borrower (under the Lender’s and the Borrower’s expectations that any returned conversion amounts shall tack back to the original date of this Note). In addition, for each conversion, in the event that shares are not delivered by the fourth business day (inclusive of the day of conversion), a penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of the conversion) until share delivery is made; and such penalty shall be added to the Principal Sum of this Note (under the Lender’s and the Borrower’s expectations that any penalty amounts shall tack back to the original date of this Note).

5. Limitation of Conversions. In no event shall the Lender be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of common stock beneficially owned by the Lender and its affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of common stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Lender and its affiliates of more than 4.99% of the outstanding shares of common stock. For purposes of the proviso of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Lender upon, at the election of the Lender, not less than 61 days prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Lender, as may be specified in such notice of waiver).

6. Payment. The Borrower may not make partial payments but may pay this Note in full at any time, upon five (5) days written notice to the Lender. Within five (5) days of receiving the Borrower’s notice, the Lender shall elect to either (a) accept payment or (b) convert any amount of this Note into shares of common stock. If the Lender elects to convert part of this Note into shares of common stock, then the Borrower may pay the remaining balance of this Note. The Borrower shall pay the Lender a pre-payment penalty in the amount of Twenty Five Percent (25%) of the outstanding and unpaid Principal Sum and accrued interest.

7. Piggyback Registration Rights. The Borrower shall include on the next registration statement the Borrower files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note unless such shares are eligible for resale under Rule 144. Failure to do so shall result in liquidated damages of Twenty Five Percent (25%) of the outstanding principal balance of this Note being immediately due and payable to the Lender at its election in the form of cash payment or addition to the balance of this Note.

8. Securities Representations. The Lender hereby represents and warrants to the Borrower that (i) it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (ii) it understands that this Note and the shares underlying this Note (collectively, the “Securities”) have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Lender’s investment intention; in this connection, the Lender hereby represents that it is purchasing the Securities for the Lender’s own account for investment and not with a view toward the resale or distribution to others, (iii) the Lender, if an entity, further represents that it was not formed for the purpose of purchasing the Securities, (iv) the Lender acknowledges that the issuance of this Note has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the issuance of this Note is intended to be exempt from the registration requirements of Section 4(2) of the Securities Act and Rule 506 of Regulation D, (v) the Lender agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available, and (vi) the Lender acknowledges receipt and careful review of this Note, the Borrower’s filings with the SEC, and any documents which may have been made available upon request as reflected therein, and hereby represents that it has been furnished by the Borrower with all information regarding the Borrower, the terms and conditions of the purchase and any additional information that the Purchaser has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Borrower concerning the Borrower and the terms and conditions of the purchase.

9. Default. The following are events of default under this Note: (i) the Borrower shall fail to pay any principal under this Note when due and payable (or payable by conversion) thereunder; or (ii) the Borrower shall fail to pay any interest or any other amount under this Note when due and payable (or payable by conversion) thereunder; or (iii) a receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (iv) the Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (v) the Borrower shall make a general assignment for the benefit of creditors; or (vi) the Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (vii) an involuntary proceeding shall be commenced or filed against the Borrower; or (viii) the Borrower shall lose its status as “DTC Eligible” or the Borrower’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (ix) the Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC.

10. Remedies. In the event of any default, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages, fees and other amounts owing in respect thereof through the date of acceleration, shall become, at the Lender’s election, immediately due and payable in cash at the Mandatory Default Amount. The Mandatory Default Amount means the greater of (i) the outstanding principal amount of this Note, plus all accrued and unpaid interest, liquidated damages, fees and other amounts hereon, divided by the Conversion Price, multiplied by the lowest trade price on the date the Mandatory Default Amount is either demanded or paid in full, or (ii) 150% of the outstanding principal amount of this Note, plus 100% of accrued and unpaid interest, liquidated damages, fees and other amounts hereon. Commencing five (5) days after the occurrence of any event of default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 25% per annum or the maximum rate permitted under applicable law. In connection with such acceleration described herein, the Lender need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and the Lender shall have all rights as a holder of this Note until such time, if any, as the Lender receives full payment pursuant to this Section 8. No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

11. No Shorting. Lender agrees that so long as this Note from Borrower to Lender remains outstanding, the Lender shall not enter into or effect “short sales” of the common stock or hedging transaction which establishes a net short position with respect to the common stock of the Borrower. The Borrower acknowledges and agrees that upon delivery of a conversion notice by the Lender, the Lender immediately owns the shares of common stock described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

12. Assignability. The Borrower may not assign this Note. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and its successors and assigns and may be assigned by the Lender to anyone of its choosing without Borrower’s approval subject to applicable securities laws.

13. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, in the State of Nevada. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

14. Delivery of Process by the Lender to the Borrower. In the event of any action or proceeding by the Lender against the Borrower, and only by the Lender against the Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by the Lender via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known attorney as set forth in its most recent SEC filing.

15. Attorney Fees. In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding shall be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

16. Transfer Agent Instructions. In the event that an opinion of counsel, such as but not limited to a Rule 144 opinion, is needed for any matter related to the Securities, the Lender has the right to have any such opinion provided by its counsel. The Borrower shall issue irrevocable instructions to its transfer agent to rely upon opinions from the Lender’s counsel (the “Irrevocable Transfer Agent Reliance Letter”). In the event that the Borrower proposes to replace its transfer agent, the Borrower shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Reliance Letter in a form as initially delivered pursuant to this Note. The Borrower warrants that it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for the Securities to be issued to the Lender and it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for the Securities when required by this Note. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note may be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of these provisions, that the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

17. Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices shall be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

IN WITNESS WHEREOF, the undersigned Borrower and Lender have caused this Note to be duly executed as of the date first above written.

XsunX, Inc. (the “Borrower”):

_____________________________

Tom Djokovich

Chief Executive Officer

(“Lender”):

______________________________

By: